SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     --------------------------------------


                                 April 23, 2003
                Date of Report (Date of earliest event reported)


                     --------------------------------------


                                ACTEL CORPORATION
             (Exact name of registrant as specified in its charter)

         California                   0-21970                      77-0097724
 (State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                   Identification Number)

            955 East Arques Avenue
            Sunnyvale, California                     94086-4533
    (Address of principal executive offices)          (Zip Code)

                                  (408) 739-1010
                         (Registrant's telephone number,
                              including area code)


                     --------------------------------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          Exhibit Number                       Description
          ---------------     ----------------------------------------------
          99.1                Press release dated April 23, 2003.




Item 9. Regulation FD Disclosure (Information Furnished Pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

     On April 23, 2003, Actel Corporation announced its financial results for the quarter ended April 6, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                          ACTEL CORPORATION




             April 23, 2003                           By: /s/ Jon A. Anderson
                                                         ---------------------
                                                            Jon A. Anderson
                                                      Vice President of Finance
                                                     and Chief Financial Officer